SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 20, 2001



                               SHOP AT HOME, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)




   Tennessee                    0-25596                62-1282758
  -----------------------------------------------------------------
 (State or other                (Commission           (IRS Employer
  jurisdiction of                File Number)      Identification No.)
                                incorporation)



              5388 Hickory Hollow Parkway, Antioch, Tennessee 37013
           ----------------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (615) 263-8000
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On Tuesday, March 20, 2001, the Company successfully closed its sale of Television Station KZJL in Houston, Texas for $57 million. The sale was consummated pursuant to the terms of the Asset Purchase Agreement as amended previously filed on the Company's Quarterly Report on the Form 10-Q filed on November 14, 2000.

          On Wednesday, March 21, 2001, the Company announced that it is soliciting consents from holders of its 11% Senior Secured Notes due 2005 to amend and waive certain provisions of the indenture and related security and pledge agreement.

         On Thursday, March 22, 2001, the Company announced that it had utilized a portion of the proceeds from the KZJL sale to repay the bank facility borrowed from Foothill Capital in October 2000. The Foothill Capital Loan and Security Agreement was attached as an exhibit to the Company's Current Report on the Form 8-K filed on October 31, 2001.

         The Press Releases that the Company released concerning these three events are attached hereto as Exhibit 99.1, 99.2 and 99.3.

Item 7.  Exhibits

99.1     KZJL Closing Press Release
99.2     Announcement of Consent Solicitation
99.3     Announcement of Repayment of Foothill Capital Loan

                           SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           SHOP AT HOME, INC.
                           (Registrant)



                           By: /s/ George J. Phillips
                           -------------------------------
                           George J. Phillips
                           Executive Vice President, General Counsel & Secretary

Date: March 22, 2001

Exhibit 99.1


                                            Contact:   Ariane Amiri, Director IR
                                                       615-263-8604


FOR IMMEDIATE RELEASE

Shop At Home Completes Sale Of Houston Station



NASHVILLE, Tennessee (March 20, 2001) - - Shop At Home, Inc. (Nasdaq: SATH), an electronic commerce leader in both the broadcast and Internet channels, today announced that it has completed the previously announced sale of its Houston television station, KZJL, Channel 61, to Liberman Broadcasting, Inc. for $57 million in cash. In addition to the cash received, Shop At Home has retained 50% of the station's valuable Channel 59-69 rights.

Kent Lillie, Shop At Home's president and CEO, said, "I am pleased the Houston station sale has successfully met all regulatory approvals and customary closing conditions in a smooth and timely manner. Following the close of the transaction, the Shop At Home Network will continue to be carried full-time for some period of months on KZJL through a time purchase agreement, and between midnight and six a.m. for the foreseeable future."

"In addition, Shop At Home can currently be viewed in over 61 million unique cable and direct broadcast satellite households, which equate to nearly 27 million Full Time Equivalent Households (FTE's). This coverage represents an increase of over 900,000 total households and 2 million FTE's reached since the beginning of our current fiscal year."

About Liberman Broadcasting

Liberman Broadcasting, Inc. ("LBI") was formed in 1987 and is a privately held, family owned radio and television broadcasting company headquartered in Burbank, California. The Liberman family has owned and operated radio and television stations since 1957 and 1998, respectively. LBI currently owns and operates five radio stations and an independent Spanish language television station, KRCA-TV Channel 62 in the greater Los Angeles area, and KSDX-TV in San Diego.

                                     -MORE-

About Shop At Home

Shop At Home, Inc., a leader in converged technology, is a premier retailer of specialty consumer products through the use of interactive electronic media including broadcast, cable and satellite television and over the Internet on collectibles.com. Shop At Home Network reaches over 61 million unique cable and satellite households and owns full power television stations in San Francisco, Boston, Cleveland, Raleigh and Bridgeport, which is licensed to cover a portion of the New York market.


--------------------------------------------------------------------------------
"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995 - This release contains forward-looking statements within the meaning of
Section 27A of Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may differ materially from those identified for a number of reasons as are discussed from time to time in Shop At Home's SEC reports, including but not limited to the registration statement on Form S-3 as amended on July 1, 1999, the report on Form 10-K for the year ended June 30, 2000 (Business and Management's Discussion and Analysis of Financial Condition and Results of Operations), the Form 10-Q filed for the quarters ending September 30, 2000, December 31, 2000 and any recent Forms 8-K.
--------------------------------------------------------------------------------

                                      -END-

Exhibit 99.2


Contact:
                                                              Ariane Amiri
                                                              Investor Relations
                                                              615-263-8604
FOR IMMEDIATE RELEASE

Shop At Home Announces Consent Solicitation
For 11% Senior Notes
-----------------------------------------



         NASHVILLE, TENNESSEE (March 21, 2001) - - Shop  At  Home, Inc. (Nasdaq:
SATH), an electronic commerce leader in both the broadcast and Internet channels, announced today that it is soliciting consents from holders of its 11% Senior Secured Notes due 2005 (the "Notes") to amend and waive certain provisions of the indenture and related security and pledge agreement governing the Notes. The consent solicitation will expire at 5:00 p.m., New York City time, on March 29, 2001, unless extended by Shop At Home (the "Expiration Time").

         If the requisite consents are received (at least a majority in aggregate principal amount of the outstanding Notes), the supplemental indenture effecting the amendment is executed and the sale of Shop At Home's Houston television station is consummated (such date, the "Effective Date"), Shop At Home will pay to holders of record as of the record date who delivered consents prior to the Expiration Time a fee of 2.5% of the principal amount of the Notes ($25 in cash for each $1,000 principal amount of Notes) to which such consents relate. The record date of the consent solicitation is March 15, 2001. Shop At Home will pay this fee as soon as practicable after the Effective Date but no later than the date on which Shop At Home makes payment to the holders of its Series B Convertible Preferred Stock in connection with the redemption of all of its outstanding Series B Convertible Preferred Stock (the "Equity Redemption"). Shop At Home may terminate or amend the consent solicitation at any time prior to the Effective Date.

         The purpose of the consent solicitation is to obtain the requisite consents of the holders of Notes to (i) a waiver and amendment of certain of the asset sale, restricted payment, permitted indebtedness and redemption provisions of the indenture governing the Notes to permit the Equity Redemption, and (ii) technical amendments of certain other provisions of such indenture and the related security and pledge agreement to permit the sale of the Company's subsidiaries and the release of liens on assets sold in accordance with the asset sale covenant contained in the indenture.

                                     -More-

The detailed terms and conditions of the consent solicitation are contained in the consent solicitation statement dated March 16, 2001. Holders of Notes can obtain copies of the consent solicitation statement and related materials from, and address questions regarding the solicitation to, the information agent for the consent solicitation, D.F. King & Co., Inc., at (800) 488-8035 (toll free) or (212) 269-5550 (collect for banks and brokers).

About Shop At Home

         Shop At Home, Inc., a leader in converged technology, is a premier retailer of specialty consumer products through the use of interactive electronic media including broadcast, cable and satellite television and over the Internet on www.collectibles.com. Shop At Home Network reaches over 61 million unique cable and satellite households and owns full power television stations in San Francisco, Boston, Cleveland, Raleigh and Bridgeport, which is licensed to cover a portion of the New York market.


--------------------------------------------------------------------------------
"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995 - This release contains forward-looking statements within the meaning of
Section 27A of Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. There can be no guarantee of success for this Consent Solicitation and it may not be completed for a number of reasons including the failure of the requisite percentage of the note holders to approve the solicitation. The Company reserves the right to alter or amend the Consent or to withdraw it altogether. Results may differ materially from those identified for a number of reasons as are discussed from time to time in Shop At Home's SEC reports, including but not limited to the registration statement on Form S-3 as amended on July 1, 1999, the report on Form 10-K for the year ended June 30, 2000 (Business and Management's Discussion and Analysis of Financial Condition and Results of Operations), the Form 10-Q filed for the quarters ending September 30, 2000 and December 31, 2000 and any recent Forms 8-K.
--------------------------------------------------------------------------------

                                      ####

Exhibit 99.3

Contact:   Ariane Amiri
                                                              Shop At Home, Inc.
                                                              615-263-8604

For Immediate Release

Shop At Home Reduces Debt By $20 Million


NASHVILLE, Tennessee (March 22, 2001) - - Shop At Home, Inc. (Nasdaq: SATH), an electronic commerce leader in both the broadcast and Internet channels, announced the repayment of its $20 million senior bank facility to Foothill Capital Corporation. Proceeds from the recently announced sale of the Company's Houston television station for $57 million were utilized to repay the bank facility borrowed from Foothill Capital in October 2000, which will effectively reduce Shop At Home's interest expense and decrease its current leverage.

         Kent Lillie, Shop At Home's president and CEO, said, " I am very pleased that the proceeds from the sale of our Houston television station have provided the opportunity for us to meet the Company's goals of reducing debt and strengthening our balance sheet while simultaneously providing more than sufficient cash to meet our working capital requirements. We sincerely appreciate the funding and support provided by Foothill Capital."

About Shop At Home

Shop At Home, Inc., a leader in converged technology, is a premier retailer of specialty consumer products through the use of interactive electronic media including broadcast, cable and satellite television and the Company's Internet site, www.collectibles.com. Shop At Home Network reaches over 61 million unique cable and satellite households and owns full power television stations in San Francisco, Boston, Cleveland, Raleigh and Bridgeport, which is licensed to cover a portion of the New York market.

--------------------------------------------------------------------------------
"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995 - This release contains forward-looking statements within the meaning of
Section 27A of Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may differ materially from those identified for a number of reasons as are discussed from time to time in Shop At Home's SEC reports, including but not limited to the registration statement on Form S-3 as amended on July 1, 1999, the report on Form 10-K for the year ended June 30, 2000 (Business and Management's Discussion and Analysis of Financial Condition and Results of Operations), the Form 10-Q filed for the Quarters ending September 30, 2000 and December 31, 2000 and any recent Forms 8-K.
--------------------------------------------------------------------------------

                                      -END-